UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21309

Advent Claymore Convertible Securities and Income Fund

(Exact name of registrant as specified in charter)

1065 Avenue of the Americas, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert White, Treasurer

1065 Avenue of the Americas, New York, NY 10018

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 479-0675

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows: [Provide full text of annual report.]

Annual Report

October 31, 2007

Advent Claymore Convertible Securities and Income Fund

AVK

ADVENT CAPITAL MANAGEMENT

CLAYMORE®

AVK | Advent Claymore Convertible Securities and Income Fund

Fund Summary | As of October 31, 2007 (unaudited)

Fund Statistics
Share Price	$25.15
Common Share Net Asset Value	$28.23
Premium/(Discount) to NAV	-10.91%
Net Assets Applicable to Common Shares ($000)	$664,306

Total Returns
(Inception 4/30/03)	Market	NAV
One Year	2.48%	15.63%
Three Year	6.07%	10.08%
Since Inception – average annual	9.99%	13.61%

Top Ten Sectors	% of Long-Term Investments
Insurance	10.7%
Health Care Products and Services	8.9%
Electronic Equipment and Components	8.5%
Pharmaceuticals	7.5%
Aluminum, Steel and Other Metals	5.7%
Financial Services	5.1%
Telecommunications	5.0%
Utilities – Gas and Electric	4.5%
Banking and Finance	4.0%
Oil and Gas	3.8%

Top Ten Issuers	% of Long-Term Investments
Freeport-McMoRan Copper & Gold, Inc.	4.1%
Intel Corp.	3.6%
XL Capital Ltd.	2.8%
Entergy Corp.	2.6%
Fortis Insurance NV	2.5%
General Motors Corp.	2.4%
Peabody Energy Corp.	2.4%
Watson Pharmaceuticals, Inc.	2.3%
New York Community Capital Trust V	2.2%
Eastman Kodak Co.	2.1%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.adventclaymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

2 | Annual Report | October 31, 2007

AVK | Advent Claymore Convertible Securities and Income Fund

Portfolio of Investments | October 31, 2007

Number of Shares		Value
	Long-Term Investments – 138.3%
	Convertible Preferred Stocks – 60.7%
	Aerospace and Defense – 1.2%
52,500	Northrop Grumman Corp., Ser. B, 7.00%, 2021	$8,079,750

	Airlines – 2.3%
374,800	Continental Airlines Finance Trust II, 6.00%, 2030	15,038,850

	Aluminum, Steel and Other Metals – 7.8%
10,000	Freeport-McMoRan Copper & Gold, Inc., Ser. B, 5.50%	25,445,000
70,000	Freeport-McMoRan Copper & Gold, Inc., 6.75%, 2010	11,939,200
200,000	Vale Capital Ltd., Ser. RIO, 5.50%, 2010 (Brazil)(a)	14,644,000

		52,028,200

	Automotive – 1.2%
200,000	Ford Motor Co. Capital Trust ll, 6.50%, 2032	7,776,000

	Banking and Finance – 3.0%
402,200	New York Community Capital Trust V, 6.00%, 2051	20,210,550

	Chemicals – 3.0%
400,000	Huntsman Corp., 5.00%, 2008	19,600,000

	Communications Equipment – 2.9%
19,900	Lucent Technologies Capital Trust I, 7.75%, 2017	19,228,375

	Electronic Equipment and Components – 1.6%
445,820	Wachovia Bank NA, Ser. INTC, 8.00%, 2008 (a)(b)	10,891,382

	Financial Services – 5.9%
60,000	AMG Capital Trust II, 5.15%, 2037 (b)	2,926,200
65,000	Affiliated Managers Group, Inc., 5.10%, 2036	3,713,125
250,000	Affiliated Managers Group, Inc., 5.10%, 2036 (b)	14,281,250
140,000	CIT Group, Inc., 7.75%, 2010	3,521,000
150	Fannie Mae, 5.375%, 2049	14,769,170

		39,210,745

	Health Care Products and Services – 1.8%
7,000	HealthSouth Corp., 6.50% (b)	6,377,000
108,865	Lehman Brothers Holdings, Inc., Ser. UNH, 3.00%, 2008 (a)	5,365,956

		11,742,956

	Insurance – 14.0%
12,000	Alleghany Corp., 5.75%, 2009	4,326,000
50,000	Aspen Insurance Holdings, Ltd., Ser. AHL, 5.625% (Bermuda)	2,763,000
136,000	Citigroup Funding, Inc., Ser. GNW, 5.76%, 2008 (a)(c)	3,651,600
16,001	Fortis Insurance NV, 7.75%, 2008 (Netherlands) (b)	22,940,634
410,000	IPC Holdings, Ltd., 7.25%, 2008 (Bermuda)	11,172,500
437,003	MetLife, Inc., Ser. B, 6.375%, 2008 (f)	14,648,340
100,000	Platinum Underwriters Holdings, Ltd., 6.00%, 2009 (Bermuda)	3,255,000
70,000	Reinsurance Group of America, Equity Security Unit, 5.75%, 2051	5,092,500
1,000,000	XL Capital Ltd., 7.00%, 2009 (Cayman Islands) (f)	25,450,000

		93,299,574

	Oil and Gas – 1.4%
20,000	Chesapeake Energy Corp., 6.25%, 2009	6,320,400
30,000	Chesapeake Energy Corp., 4.50%, 2049	3,154,800

		9,475,200

	Oil Services – 2.3%
150,000	Citigroup Funding, Inc., Ser. RIG, 6.50%, 2008 (a)	15,262,500

	Pharmaceuticals – 2.7%
68,291	Schering-Plough Corp., 6.00%, 2010	18,182,479

	Real Estate Investment Trusts – 1.5%
450,000	HRPT Properties Trust, Ser. D, 6.50%, 2049	9,891,000

	Telecommunications – 0.7%
78,095	Crown Castle International Corp., 6.25%, 2012	4,695,462

	Transportation – 1.6%
160,000	Bristow Group, Inc., 5.50%, 2009	10,262,400

	Utilities - Gas and Electric – 5.4%
83,082	AES Trust VII, 6.00%, 2008	4,174,870
325,000	Entergy Corp., 7.625%, 2009	23,481,250
20,000	NRG Energy, Inc., 5.75%, 2009	7,930,000

		35,586,120

	Waste Management – 0.4%
8,000	Allied Waste Industries, Inc., Ser. D, 6.25%, 2008	2,620,000

	Total Convertible Preferred Stocks – 60.7%
	(Cost $337,595,044)	403,081,543

Principal Amount		Value
	Convertible Bonds – 58.2%
	Advertising – 0.6%
$4,000,000	Elf Special Financing Ltd., B
	6.044%, 6/15/09 (Cayman Islands) (b)(c)	$4,288,400

	Automotive – 3.3%
7,500,000	General Motors Corp., Ser. D, B-
	1.50%, 6/01/09, Convertible Senior Debentures	8,847,000
15,000,000	General Motors Corp., Ser. B, B-
	5.25%, 3/06/32, Convertible Senior Debentures	13,284,000

		22,131,000

	Banking and Finance – 2.5%
7,000,000	PrivateBancorp, Inc., NR
	3.625%, 3/15/27, Senior Convertible Notes	6,676,250
10,000,000	U.S. Bancorp, AA
	3.61%, 2/06/37, Unsecured Convertible Debentures (c)(d)	9,952,000

		16,628,250

	Biotechnology – 0.9%
5,000,000	Genzyme Corp., BBB
	1.25%, 12/01/23, Senior Unsecured Convertible Note (d)	5,806,250

	Commercial Services – 1.4%
3,000,000	Quanta Services, Inc., B+
	4.50%, 10/01/23, Subordinated Convertible Debentures	9,011,250

	Communications, Equipment – 1.3%
9,179,918	Liberty Media Corp. (MOT), BB+
	3.50%, 1/15/31, Convertible Notes	8,652,073

	Computer Services – 1.4%
9,000,000	Electronic Data Systems Corp., BBB-
	3.875%, 7/15/23, Senior Convertible Notes (d)	9,011,250

See notes to financial statements.

Annual Report | October 31, 2007 | 3

AVK | Advent Claymore Convertible Securities and Income Fund | Portfolio of Investments continued

Principal Amount		Value
	Computers – Software and Peripherals – 4.0%
$12,000,000	Novell, Inc., NR
	7.83%, 7/15/24, Senior Convertible Debentures	$11,415,000
15,000,000	Red Hat, Inc., B+
	0.50%, 1/15/24, Senior Unsecured Convertible Debentures	15,356,250

		26,771,250

	Diversified Manufacturing Operations – 0.7%
5,000,000	3M Co., AA
	2.40%, 11/21/32, Unsecured Subordinated Notes (c)	4,481,250

	Diversified Metals and Mining – 3.3%
18,750,000	Peabody Energy Corp., B
	4.75%, 12/15/41, Senior Unsecured Convertible Debentures	21,843,750

	Electronic Equipment and Components – 8.4%
8,000,000	Fairchild Semiconductor International, Inc., B
	5.00%, 11/01/08, Company Guarantee Notes	7,920,000
21,000,000	Intel Corp., A-
	2.95%, 12/15/35, Subordinated Convertible Debentures (d)	22,522,500
6,330,000	LSI Corp., B+
	4.00%, 5/15/10, Subordinated Convertible Notes	6,045,150
9,000,000	Tektronix, Inc., BB+
	1.625%, 7/15/12, Senior Convertible Notes (b)(d)	9,506,250
10,000,000	Vishay Intertechnology, Inc., B+
	3.625%, 8/01/23, Subordinated Convertible Notes	10,037,500

		56,031,400

	Financial Services – 1.1%
10,000,000	CompuCredit Corp., NR
	3.625%, 5/30/25, Senior Convertible Notes	7,412,500

	Health Care Products and Services – 8.3%
12,500,000	Allergan, Inc., A
	1.50%, 4/01/26, Senior Notes	15,000,000
13,000,000	Gilead Sciences, Inc., NR
	0.50%, 5/01/11, Senior Convertible Notes (d)	16,900,000
	Medtronic, Inc., AA-
6,000,000	1.50%, 4/15/11, Senior Unsecured Convertible Notes	6,217,500
9,000,000	1.625%, 4/15/13, Senior Unsecured Convertible Notes (d)	9,236,250
10,000,000	Omnicare, Inc., BB-
	3.25%, 12/15/35, Senior Convertible Notes	8,187,500

		55,541,250

	Insurance – 0.8%
5,000,000	Prudential Financial, Inc., A+
	3.304%, 12/12/36, Senior Convertible Notes (c)	5,139,250

	Leisure and Entertainment – 2.8%
5,000,000	Carnival Corp., A-
	1.132%, 4/29/33, Senior Unsecured Convertible Debentures (Panama)(e)	3,418,750
15,000,000	International Game Technology, BBB
	2.60%, 12/15/36, Senior Unsecured Convertible Notes (d)	15,093,750

		18,512,500

	Oil and Gas – 1.4%
8,000,000	Chesapeake Energy Corp., BB
	2.75%, 11/15/35, Senior Convertible Notes	9,570,000

	Pharmaceuticals – 7.6%
15,000,000	Cubist Pharmaceuticals, Inc., NR
	2.25%, 6/15/13, Subordinated Convertible Notes (f)	15,093,750
4,000,000	Invitrogen Corp., NR
	3.25%, 6/15/25, Senior Convertible Notes	4,520,000
9,000,000	Teva Pharmaceutical Finance Co. BV, Ser. D, BBB
	1.75%, 2/01/26, Company Guarantee Notes (Israel)	9,562,500
22,000,000	Watson Pharmaceuticals, Inc., BB+
	1.75%, 3/15/23, Senior Convertible Debentures	21,257,500

		50,433,750

	Photo Equipment and Supplies – 3.0%
18,000,000	Eastman Kodak Co., B
	3.375%, 10/15/33, Senior Unsecured Convertible Notes	19,710,000

	Real Estate Investment Trusts – 0.4%
3,000,000	iStar Financial, Inc., BBB
	5.743%, 10/01/12, Senior Convertible Notes (c)	2,844,600

	Telecommunications – 3.1%
	Level 3 Communications, Inc., CCC
4,000,000	6.00%, 9/15/09, Subordinated Convertible Notes	3,750,000
4,000,000	6.00%, 3/15/10, Subordinated Convertible Notes (c)	3,660,000
	NII Holdings, Inc., NR
10,000,000	3.125%, 6/15/12, Senior Unsecured Convertible Notes (d)	9,237,500
4,000,000	3.125%, 6/15/12, Senior Unsecured Convertible Notes	3,695,000

		20,342,500

	Utilities – Gas and Electric – 0.7%
5,000,000	Nabors Industries, Inc., A-
	0.94%, 5/15/11, Senior Company Unsecured Notes	4,725,000

	Waste Management – 1.2%
8,400,000	Allied Waste Industries, Inc., B+
	4.25%, 4/15/34, Convertible Notes	7,969,500

	Total Convertible Bonds - 58.2%
	(Cost $360,966,532)	386,856,973

	Corporate Bonds – 14.8%
	Building Products – 0.6%
4,175,000	U.S. Concrete, Inc., B-
	8.375%, 4/01/14, Senior Subordinated Notes	3,820,125

	Chemicals – 1.5%
9,487,000	Equistar Chemical/Funding, BB-
	10.125%, 9/01/08, Senior Notes	9,842,762

	Communications Equipment – 0.8%
5,166,000	Superior Essex Communications LLC/Essex Group, Inc., B+
	9.00%, 4/15/12, Senior Notes	5,127,255

	Communications, Media and Entertainment – 1.6%
2,000,000	Cablevision Systems Corp., B+
	8.00%, 4/15/12, Senior Notes	1,965,000
2,900,000	EchoStar DBS Corp., BB-
	6.625%, 10/01/14, Company Guarantee Notes	2,965,250
2,500,000	Mediacom LLC, B
	9.50%, 1/15/13, Senior Unsecured Notes (d)	2,512,500
3,000,000	Rainbow National Services LLC, B+
	8.75%, 9/01/12, Senior Notes (b)	3,135,000

		10,577,750

See notes to financial statements.

4 | Annual Report | October 31, 2007

AVK | Advent Claymore Convertible Securities and Income Fund | Portfolio of Investments continued

Principal Amount		Value
	Computers - Software and Peripherals – 0.9%
$6,000,000	SunGard Data Systems, Inc., B-
	10.25%, 8/15/15, Senior Subordinated Notes (d)	$6,285,000

	Electronic Equipment and Components – 1.7%
7,684,000	Freescale Semiconductor, Inc., B
	8.875%, 12/15/14, Company Guarantee Notes (d)	7,309,405
4,000,000	Spansion, LLC, B
	11.25%, 1/15/16, Senior Notes (b)(d)	3,865,000

		11,174,405

	Health Care Products and Services – 1.6%
6,000,000	Bausch & Lomb, Inc., B-
	9.875%, 11/01/15, Senior Notes (b)	6,195,000
4,000,000	Hanger Orthopedic Group, Inc., CCC+
	10.25%, 6/01/14, Senior Notes	4,180,000

		10,375,000

	Leisure and Entertainment – 0.7%
4,500,000	Travelport LLC, CCC+
	9.875%, 9/01/14, Senior Notes	4,657,500

	Office Equipment – 0.5%
3,500,000	Xerox Capital Trust I, BB
	8.00%, 2/01/27, Company Guarantee Notes	3,454,430

	Oil and Gas – 0.5%
3,000,000	Williams Cos., Inc., BB
	8.125%, 3/15/12, Senior Notes	3,247,500

	Publishing – 0.5%
2,940,000	Dex Media West, B
	9.875%, 8/15/13, Senior Subordinated Notes	3,149,475

	Retail – Specialty Stores – 0.7%
5,000,000	Simmons Bedding Co., CCC+
	7.875%, 1/15/14, Senior Subordinated Notes	4,812,500

	Telecommunications – 3.1%
3,000,000	Alamosa Delaware, Inc., BBB
	8.50%, 1/31/12, Senior Notes	3,123,246
2,500,000	Broadview Networks Holdings, Inc., CCC+
	11.375%, 9/01/12, Senior Secured Notes (b)	2,662,500
7,673,000	Centennial Cellular Co., CCC+
	10.125%, 6/15/13, Company Guarantee Notes	8,190,928
4,000,000	Level 3 Financing, Inc., CCC+
	12.25%, 3/15/13, Senior Unsubordinated Notes	4,300,000
2,240,000	PanAmSat Corp., B-
	9.00%, 8/15/14, Company Guarantee Notes	2,296,000

		20,572,674

	Utilities – Gas and Electric – 0.1%
1,000,000	Texas Competitive Electric Holdings Co. LLC, CCC
	10.25%, 11/01/15, Company Guarantee Notes (b)	1,010,000

	Total Corporate Bonds – 14.8%
	(Cost $96,436,039)	98,106,376

Number of Shares		Value
	Common Stocks – 4.0%
	Food, Beverage and Tobacco – 2.1%
239,262	General Mills, Inc.	$13,812,595

	Oil and Gas – 1.9%
329,938	Crescent Point Energy Trust (Canada)	8,059,130
164,968	Harvest Energy Trust (Canada)	4,670,446

		12,729,576

	Total Common Stocks – 4.0%
	(Cost $21,934,373)	26,542,171

Principal Amount		Value
	Term Loans (Funded) – 0.6%
$3,970,000	HCA, Inc., Term Loan B, 7.45%, 11/16/13, NR (c)
	(Cost $4,018,978)	$3,885,344

	Total Long-Term Investments –138.3%
	(Cost $820,950,966)	918,472,407

Number of Shares		Value
	Short-Term Investments – 3.2%
	Money Market Fund – 3.2%
21,433,250	Goldman Sachs Financial Prime Obligations
	(Cost $21,433,250)	$21,433,250

	Total Investments – 141.5%
	(Cost $842,384,216)	939,905,657
	Liabilities in excess of other assets – (-0.1%)	(599,900)
	Preferred Stock, at redemption value – (-41.4% of Net Assets Applicable to Common Shareholders or -29.3% of Total Investments)	(275,000,000)

	Net Assets Applicable to Common Shareholders – 100.0%	$664,305,757

LLC - Limited Liability Corp.

(a)	Synthetic Convertible - A synthetic convertible security is either a bond or preferred security structured by an investment bank that provides exposure to a specific company’s common stock.
(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities amounted to 14.6% of net assets.
(c)	Floating rate security. The rate shown is as of October 31, 2007.
(d)	Pursuant to a securities lending agreement, the Fund loaned all or a portion of these securities having an aggregate fair value of approximately $68.0 million and received as collateral readily marketable securities with an aggregate fair value of approximately $69.2 million.
(e)	Security is a “step up” bond where the coupon changes at a predetermined date. The rate shown is as of October 31, 2007.
(f)	All or a portion of these securities have been physically segregated in connection with swap agreements.

Ratings shown are per Standard & Poor’s and are unaudited. Securities classified as NR are not rated by Standard & Poor’s.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.

See notes to financial statements.

Annual Report | October 31, 2007 | 5

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of Assets and Liabilities | October 31, 2007

Assets
Investments in securities, at value (cost $842,384,216)	$939,905,657
Foreign currency, at value (cost $4,945,498)	5,025,372
Restricted cash	3,909,602
Cash	13,024
Receivable for securities sold	3,920,867
Interest receivable	4,940,387
Dividends receivable	2,584,073
Other assets	39,924

Total assets	960,338,906

Liabilities
Payable for securities purchased	19,617,390
Advisory fee payable	336,216
Net unrealized depreciation on swaps	309,451
Dividends payable – preferred shares	403,554
Servicing fee payable	98,887
Accrued expenses and other liabilities	267,651

Total liabilities	21,033,149

Preferred Stock, at redemption value
Auction Market Preferred Shares
$0.001 par value per share; 11,000 authorized, issued and outstanding at $25,000 per share liquidation preference	275,000,000

$664,305,757

Net Assets Applicable to Common Shareholders

Composition of Net Assets Applicable to Common Shareholders
Common Stock, $0.001 par value per share; unlimited number of shares authorized, 23,531,322 shares issued and outstanding	$23,531
Additional paid-in capital	557,964,956
Net unrealized appreciation on investments, swaps and foreign currency translation	97,293,691
Accumulated net realized gain on investments, swaps and foreign currency transactions	7,830,343
Undistributed net investment income	1,193,236

Net Assets Applicable to Common Shareholders	$664,305,757

Net Asset Value Applicable to Common Shareholders
(based on 23,531,322 common shares outstanding)	$28.23

See notes to financial statements.

6 | Annual Report | October 31, 2007

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of Operations | For the year ended October 31, 2007

Investment Income
Dividends (net of foreign withholding taxes of $149,209)	$27,284,419
Interest	24,743,966
Securities lending income (net of foreign withholding taxes of $8,817)	656,459

Total income		$52,684,844

Expenses
Advisory fee	4,965,689
Servicing agent fee	1,931,101
Preferred share maintenance	732,725
Professional fees	235,666
Printing	167,864
Fund accounting	162,543
Administration fee	146,957
Trustees’ fees and expenses	136,547
Custodian	114,709
Transfer agent	79,489
Insurance	75,284
ICI dues	28,010
Rating agency fee	14,836
NYSE listing fee	8,525
Miscellaneous	13,903

Total expenses		8,813,848
Advisory and Servicing agent fees waived		(1,839,144)

Net expenses		6,974,704

Net investment income		45,710,140

Realized and Unrealized Gain (Loss) on Investments, Interest
Rate Swaps and Foreign Currency Transactions:
Net realized gain (loss) on:
Investments		22,273,046
Swaps		128,411
Foreign currency transactions		595,175
Net change in unrealized appreciation (depreciation) on:
Investments		39,807,904
Swaps		(114,002)
Foreign currency translation		81,742

Net realized and unrealized gain on investments, swaps and foreign currency transactions		62,772,276

Distributions to Preferred Shareholders from net investment income and realized gains		(14,770,572)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$93,711,844

See notes to financial statements.

Annual Report | October 31, 2007 | 7

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of Changes in Net Assets Applicable to Common Shareholders |

	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
Increase in Net Assets Applicable to Common Shareholders Resulting from Operations:
Net investment income	$45,710,140	$46,535,741
Net realized gain on investments, swaps and foreign currency transactions	22,996,632	39,107,932
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currency translation	39,775,644	13,824,426

Distributions to Preferred Shareholders:
From and in excess of net investment income	(12,201,859)	(13,015,402)
From realized gains	(2,568,713)	—

	(14,770,572)	(13,015,402)

Net increase in net assets applicable to Common Shareholders resulting from operations	93,711,844	86,452,697

Dividends and Distributions to Common Shareholders:
From and in excess of net investment income	(48,853,828)	(60,143,402)
From realized gains	(11,762,566)	—

Total dividends and distributions to common shareholders	(60,616,394)	(60,143,402)

Capital Share Transactions:
Reinvestment of dividends	3,827,474	1,004,265
Adjustment to previously accrued offering costs	—	71,547

Net increase from capital share transactions	3,827,474	1,075,812

Total increase in net assets	36,922,924	27,385,107

Net Assets Applicable to Common Shareholders
Beginning of year	627,382,833	599,997,726

End of year (including undistributed net investment income of $1,193,236 and $2,471,658, respectively)	$664,305,757	$627,382,833

See notes to financial statements.

8 | Annual Report | October 31, 2007

AVK | Advent Claymore Convertible Securities and Income Fund

Financial Highlights |

Per share operating performance for a share of common stock outstanding throughout the period	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004	For the Period April 30, 2003(a) through October 31, 2003
Net asset value, beginning of period	$26.82	$25.69	$26.10	$26.14 (b)	$23.88	(b)

Income from investment operations
Net investment income(c)	1.94	1.99	2.33	2.41	0.93
Net realized and unrealized gain on investments, swaps and foreign currency transactions	2.68	2.28	0.10	0.08	2.28

Dividends to preferred shareholders:
From and in excess of net investment income (common share equivalent basis)	(0.52)	(0.56)	(0.35)	(0.15)	(0.03)
From realized gains (common share equivalent basis)	(0.11)	—	—	—	—

Total preferred distributions (common share equivalent basis)	(0.63)	(0.56)	(0.35)	(0.15)	(0.03)

Total from investment operations	3.99	3.71	2.08	2.34	3.18

Common and preferred shares’ offering expenses charged to paid-in-capital in excess of par value	—	— *	—	(0.05)	(0.06)

Dividends and distributions to Common Shareholders:
From and in excess of net investment income	(2.08)	(2.58)	(2.49)	(2.15)	(0.86)
From realized gains	(0.50)	—	—	(0.18)	—

Total dividends and distributions to Common Shareholders	(2.58)	(2.58)	(2.49)	(2.33)	(0.86)

Net asset value, end of period	$28.23	$26.82	$25.69	$26.10	$26.14

Market value, end of period	$25.15	$27.03	$23.62	$25.41	$24.95

Total investment return(d)
Net asset value	15.63%	15.15%	8.14%	8.93%	13.29%
Market value	2.48%	26.86%	2.52%	11.44%	3.40%

Ratios and supplemental data
Net assets, applicable to Common Shareholders, end of period (thousands)	$664,306	$627,383	$599,998	$609,455	$610,415
Preferred shares, at redemption value ($25,000 per share liquidation preference) (thousands)	$275,000	$275,000	$275,000	$275,000	$215,000
Preferred shares asset coverage per share	$85,391	$82,035	$79,545	$80,405	$95,978

Ratios to Average Net Assets applicable to Common Shares:
Net Expenses, after fee waiver	1.08%	1.12%	1.12%	1.05%	0.88	%(e)
Net Expenses, before fee waiver	1.37%	1.41%	1.41%	1.33%	1.12	%(e)
Net Investment Income, after fee waiver, prior to effect of dividends to preferred shares	7.09%	7.62%	8.90%	9.07%	7.51	%(e)
Net Investment Income, before fee waiver, prior to effect of dividends to preferred shares	6.80%	7.33%	8.61%	8.79%	7.27	%(e)
Net Investment Income, after fee waiver, after effect of dividends to preferred shares	4.80%	5.49%	7.56%	8.49%	7.28	%(e)
Net Investment Income, before fee waiver, after effect of dividends to preferred shares	4.51%	5.20%	7.27%	8.21%	7.04	%(e)

Ratios to Average Managed Assets: (f )
Net Expenses, after fee waiver	0.76%	0.77%	0.77%	0.75%	0.73	%(e)
Net Expenses, before fee waiver	0.96%	0.97%	0.97%	0.95%	0.93	%(e)
Net Investment Income, after fee waiver, prior to effect of dividends to preferred shares	4.97%	5.26%	6.14%	6.44%	6.27	%(e)
Net Investment Income, before fee waiver, prior to effect of dividends to preferred shares	4.77%	5.06%	5.94%	6.24%	6.07	%(e)
Portfolio turnover rate	76%	81%	64%	112%	34%

*	Represents less than $0.01.
(a)	Commencement of operations.
(b)	Before reimbursement of offering expenses charged to capital during the period.
(c)	Based on average shares outstanding during the period.
(d)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	Managed assets is equal to net assets applicable to Common Shareholders plus outstanding leverage such as the liquidation value of preferred shares.

See notes to financial statements.

Annual Report | October 31, 2007 | 9

AVK | Advent Claymore Convertible Securities and Income Fund

Notes to Financial Statements |

Note 1 – Organization:

Advent Claymore Convertible Securities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in a Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund’s Statement of Operations.

(d) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Total return swap agreements involve commitments to receive (and pay) interest over a floating rate (LIBOR) based on a notional amount. To the extent the total return of the security (price changes, interest paid/received, rebate earned on collateral posted by the Fund) is positive, the Fund will receive a payment from the counterparty (or if negative, make a payment to the counterparty). The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

10 | Annual Report | October 31, 2007

AVK | Advent Claymore Convertible Securities and Income Fund | Notes to Financial Statements continued

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(e) Securities Lending

The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2007, the Fund maintained a securities lending agreement with Lehman Brothers acting as the counterparty. Pursuant to the lending agreement, the Fund has the right to sell the security or terminate the loan at any time upon proper notice to Lehman Brothers. The Fund does not have the right to sell or repledge the collateral received from Lehman Brothers, except in the case of default. As of October 31, 2007, the Fund loaned securities with a value of approximately $68.0 million and received as collateral securities with a fair value of approximately $69.2 million. The collateral received was in the form of U.S. Treasury Bonds with maturities ranging from November 2016 to August 2017.

(f) Concentration of Risk

It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

(g) Distributions to Shareholders

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:

Pursuant to the Investment Management Agreement (the “Agreement”) between the Fund and Advent Capital Management, LLC, the Fund’s investment adviser (the “Advisor”), the Advisor is responsible for the daily management for the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Advisor will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets, which includes the amount from the issuance of the Preferred Shares. In addition, subject to the approval of the Fund’s Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Advisor who devote substantial time to Fund operations may be reimbursed by the Fund to the Advisor. For the year ended October 31, 2007, the Advisor was not reimbursed by the Fund. The annual fee will be determined as follows:

(a)	If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets. In addition, the Advisor has agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of 0.115% of the average value of the Managed Assets for the first five years of the Fund’s operations and for a declining amount for an additional three years.

(b)	If the average value of the Fund’s Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.55% of the average value of the Fund’s Managed Assets. In addition, the Advisor has agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of 0.025% of the average value of the Managed Assets for the first five years of the Fund’s operations, after which the Advisor anticipates that it will not waive any portion of the management fee.

Annual Report | October 31, 2007 | 11

AVK | Advent Claymore Convertible Securities and Income Fund | Notes to Financial Statements continued

Pursuant to a Servicing Agreement between the Fund and Claymore Securities, Inc., the Fund’s servicing agent (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average value of the Fund’s Managed Assets. The fee will be determined as follows:

(a)	If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.21% of the average value of the Fund’s Managed Assets. In addition, the Servicing Agent has agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of 0.085% of the average value of the Managed Assets for the first five years of the Fund’s operations and for a declining amount for an additional three years.

(b)	If the average value of the Fund’s Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.20% of the average value of the Fund’s Managed Assets. In addition, the Servicing Agent has agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of 0.175% of the average value of the Managed Assets for the first five years of the Fund’s operations and for a declining amount for an additional three years.

The fee waivers of the Advisor and the Servicing Agent are contractual commitments of more than one year and are not subject to recoupment.

The Bank of New York (“BNY”) acts as the Fund’s custodian, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund. The Bank of New York is a subsidiary of The Bank of New York Company, Inc. (“BNYCo”), a financial holding company. The Bank of New York is the principal operating subsidiary of BNYCo. On July 2, 2007, BNYCo merged with Mellon Financial Corporation. The new company is called The Bank of New York Mellon Corporation.

Certain officers and trustees of the Fund are also officers and directors of the Advisor or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended October 31, 2007, the adjustments were to decrease accumulated net realized gain on investments by $14,067,125 and increase undistributed net investment income by $14,067,125 due to the difference in the treatment for book and tax purposes of certain investments in real estate investments, trust preferred securities, and foreign currency contracts.

At October 31, 2007, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding swap agreements are as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Depreciation on Derivatives and Foreign Currency	Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains/ (Accumulated Capital Loss)
$ 842,403,714	$105,950,018	$(8,448,075)	$97,501,943	$(267,917)	$(403,554)	$9,486,798

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and income adjustments for tax purposes on certain convertible securities and swaps.

For the years ended October 31, 2007 and October 31, 2006, the tax character of distributions paid of $53,996,821 and $73,158,804 was ordinary income, and $21,390,145 and $0 was long-term capital gain, respectively.

12 | Annual Report | October 31, 2007

AVK | Advent Claymore Convertible Securities and Income Fund | Notes to Financial Statements continued

Note 5 – Investments in Securities:

For the year ended October 31, 2007, purchases and sales of investments, other than short-term securities, were $680,759,074 and $688,487,260, respectively.

The Fund entered into total return swap agreements during the year ended October 31, 2007 to generate additional income. As of October 31, 2007, the Fund had swaps with a total notional value of $22,595,000 outstanding. Details of the swap agreements outstanding as of October 31, 2007 were as follows:

Counterparty	Underlying Term Loans	Termination Date	Notional Amount (000)	Paying Floating Rate	Unrealized Depreciation
JPMorgan Chase & Co.	CVC Holdings, Inc., US LIBOR +1.75%, due 11/11/14	07/01/2008	$3,893	5.26%	$(57,239)
JPMorgan Chase & Co.	Celanese Holdings LLC, US LIBOR +1.75%, due 04/06/11	07/01/2008	1,965	5.26%	(29,373)
JPMorgan Chase & Co.	Community Health Systems, Inc., US LIBOR +2.25%, due 07/25/14(a)	07/01/2008	3,910	5.26%	(82,390)
JPMorgan Chase & Co.	General Motors Corp., US LIBOR +2.75%, due 11/29/13	07/01/2008	3,880	5.26%	(101,920)
JPMorgan Chase & Co.	Energy Future Holdings, US LIBOR +3.50%, due 10/10/14(a)	07/01/2008	4,000	—	—
JPMorgan Chase & Co.	Idearc, Inc., US LIBOR +2.00%, due 11/17/14	07/01/2008	2,463	5.26%	(29,358)
JPMorgan Chase & Co.	Windstream Corp., US LIBOR +1.50%, due 07/17/13	07/01/2008	2,484	5.26%	(9,171)
					$(309,451)

(a)	Not settled as of October 31, 2007

For each swap noted, the Fund pays a floating rate and receives a floating rate. The market value of the swaps outstanding reflects the current receivable and payable for the floating rate and fixed rate, which may have different payment dates.

Note 6 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 23,531,322 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund issued 141,118 shares and 37,630 shares during the years ended October 31, 2007 and October 31, 2006, respectively. At October 31, 2007, Advent Capital Management LLC, the Fund’s investment advisor, owned 5,646 shares of the Fund.

Preferred Shares

On June 19, 2003, the Fund’s Board of Trustees authorized the issuance of Preferred Shares, as part of the Fund’s leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.

On July 24, 2003, the Fund issued 2,150 shares of Preferred Shares Series M7, 2,150 shares of Preferred Shares Series T28, 2,150 shares of Preferred Shares Series W7 and 2,150 shares of Preferred Shares Series TH28, each with a liquidation value of $25,000 per share plus accrued dividends. In addition, on March 16, 2004, the Fund issued 1,200 shares of Preferred Shares Series F7 and 1,200 shares of Preferred Shares Series W28 each with a liquidation value of $25,000 per share plus accrued dividends.

Annual Report | October 31, 2007 | 13

AVK | Advent Claymore Convertible Securities and Income Fund | Notes to Financial Statements continued

Dividends are accumulated daily at a rate set through an auction process. Distributions of net realized capital gains, if any, are made annually.

For the year ended October 31, 2007, the annualized dividend rates ranged from:

	High	Low	At October 31, 2007
Series M7	6.35%	4.82%	5.10%
Series T28	6.05%	5.08%	5.08%
Series W7	6.35%	4.85%	5.15%
Series W28	6.50%	5.18%	5.50%
Series TH28	6.15%	5.22%	5.52%
Series F7	6.35%	4.80%	5.10%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Subsequent Event:

Subsequent to October 31, 2007, the Fund declared on November 1, 2007 and December 3, 2007 monthly dividends to common shareholders of $0.1718 per common share. These dividends are payable on November 30, 2007 and December 31, 2007 to shareholders of record on November 15, 2007 and December 14, 2007, respectively.

Note 9 – Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund must begin to incorporate FIN 48 into its NAV calculations on April 30, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

14 | Annual Report | October 31, 2007

AVK | Advent Claymore Convertible Securities and Income Fund

Report of Independent Registered Public Accounting Firm |

To the Board of Trustees and Shareholders of Advent Claymore Convertible Securities and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of the Advent Claymore Convertible Securities and Income Fund (the “Fund”) at October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 26, 2007

Annual Report | October 31, 2007 | 15

AVK | Advent Claymore Convertible Securities and Income Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $6,850,388 was received by the Fund through October 31, 2007. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund is designating $21,390,145 as long-term capital gains distributions pursuant to IRC Section 852(b)(3)(C).

For corporate shareholders $5,733,463 of investment income (dividend income plus short-term gains, if any) qualified for the dividends-received deduction.

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2007.

Trustees

The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

Name, Address, Year of Birth and Position(s) held with Registrant	Term of Office* and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Daniel Black+ Year of birth: 1960 Trustee	Since 2005	Partner, the Wicks Group of Cos., LLC (2001-present). Formerly, Managing Director and Co- head of the Merchant Banking Group at BNY Capital Markets, a division of The Bank of New York Co., Inc. (1998-2003).	3	None.

Randall C. Barnes++ Year of birth: 1951 Trustee	Since 2005	Investor (2001-present). Formerly, Senior Vice President, Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	46	None.

Derek Medina+ Year of birth: 1966 Trustee	Since 2003	Vice President, Business Affairs and News Planning at ABC News (2003-present). Formerly, Executive Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).	3	Director of Young Scholar’s Institute.

Ronald A. Nyberg++ Year of birth: 1953 Trustee	Since 2003	Principal of Nyberg & Cassioppi, LLC., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	49	None.

Gerald L. Seizert, CFP+ Year of birth: 1952 Trustee	Since 2003	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm and serves as a co-manager of the firm’s hedge fund, Proper Associates, LLC (2000- present). Formerly, Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).	3	Former Director of Loomis, Sayles and Co., L.P.

Michael A. Smart+ Year of birth: 1960 Trustee	Since 2003	Managing Partner, Cordova, Smart & Williams, LLC, Advisor First Atlantic Capital Ltd., (2001-present). Formerly, a Managing Director in Investment Banking-The Private Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co. Founding Partner of The Carpediem Group, (1991-1992). Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3	Director, Country Pure Foods. Chairman, Board of Directors, Berkshire Blanket, Inc. President and Chairman, Board of Directors, Sqwincher Corp

+	Address for all Trustees noted: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018.
++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. –Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2010 annual meeting of shareholders. –Messrs. Smart, Nyberg and Black, as Class II Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders. –Messrs. Maitland and Dalmaso, as Class III Trustees, are expected to stand for re-election at the Fund’s 2009 annual meeting of shareholders.
**	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.
†	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.
††	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Securities, Inc., the Fund’s Servicing Agent.

16 | Annual Report | October 31,2007

AVK | Advent Claymore Convertible Securities and Income Fund | Supplemental Information (unaudited) continued

Name, Address, Year of Birth and Position(s) held with Registrant	Term of Office* and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees:
Tracy V. Maitland+† Year of birth: 1960 Trustee, President and Chief Executive Officer	Since 2003	President of Advent Capital Management, LLC, which he founded in 1995. Prior to June, 2001, President of Advent Capital Management, a division of Utendahl Capital	3	None.

Nicholas Dalmaso++†† Year of birth: 1965 Trustee	Since 2003	Senior Managing Director and Chief Administrative Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). General Counsel of Claymore Group, Inc., Claymore Advisors, LLC and Claymore Securities, Inc. (2001-2007). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (asset manager) (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	49	None.

*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves.

–Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2010 annual meeting of shareholders.

–Messrs. Smart, Nyberg and Black, as Class II Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

–Messrs. Maitland and Dalmaso, as Class III Trustees, are expected to stand for re-election at the Fund’s 2009 annual meeting of shareholders.

**	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.
†	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.
††	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Securities, Inc., the Fund’s Servicing Agent.

Officers

The Officers of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

F. Barry Nelson Year of birth: 1943 Vice President and Assistant Secretary	Since 2003	Co-Portfolio Manager at Advent Capital Management, LLC (June 2001- present). Prior to June 2001, Mr. Nelson held the same position at Advent Capital Management, a division of Utendahl Capital

Robert White Year of birth: 1965 Treasurer and Chief Financial Officer	Since 2005	Chief Financial Officer, Advent Capital Management, LLC (July 2005-present). Previously, Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

Rodd Baxter Year of birth: 1950 Secretary and Chief Compliance Officer	Since 2003	General Counsel, Advent Capital Management, LLC (2002-present). Formerly, Director and Senior Counsel, SG Cowen Securities Corp. (1998-2002).

*	Address for all Officers: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on September 18, 2007. At this meeting, shareholders voted on the election of Trustees.

With regard to the election of the following Class I Trustees by common shareholders of the Fund:

	# of Shares In Favor	# of Shares Withheld
Gerald L. Seizert	20,863,398	361,073
Derek Medina	20,851,539	372,932
Randall C. Barnes	20,846,459	378,012

The other Trustees of the Fund whose terms did not expire in 2007 are Daniel Black, Nicholas Dalmaso, Tracy V. Maitland, Ronald A. Nyberg and Michael A. Smart.

Annual Report | October 17,2007 | 17

AVK | Advent Claymore Convertible Securities and Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, Attention: Stock Transfer Department, 101 Barclay 11E, New York, NY 10286, Phone Number: (866) 488-3559.

18 | Annual Report | October 31, 2007

AVK | Advent Claymore Convertible Securities and Income Fund

Fund Information |

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Tracy V. Maitland	Advent Capital Management, LLC
	President and Chief Executive Officer	New York, New York
Daniel Black
	F. Barry Nelson	Servicing Agent
Nicholas Dalmaso*	Vice President and Assistant Secretary	Claymore Securities, Inc.
Lisle, Illinois
Tracy V. Maitland*	Robert White
Chairman	Treasurer and Chief Financial Officer	Administrator, Custodian and
Transfer Agent
Derek Medina	Rodd Baxter	The Bank of New York
	Secretary and Chief Compliance Officer	New York, New York
Ronald A. Nyberg
Preferred Stock-
Gerald L. Seizert		Dividend Paying Agent
The Bank of New York
Michael A. Smart		New York, New York

* Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.		Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Administrator, Custodian and Transfer Agent:

The Bank of New York, 101 Barclay 11E, New York, NY 10286; (866) 488-3559

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

In October 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Annual Report | October 31, 2007 | 19

Advent Capital Management, LLC
1065 Avenue of the Americas New York, New York 10018

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached hereto as an exhibit.

     (2) Not applicable.

     (3) Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee, each of whom is an “independent” Trustee: Randall C. Barnes, Daniel Black, Derek Medina, Ronald Nyberg, Gerald L. Seizert and Michael A. Smart. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

2007: $76,750

2006: $70,000

(b) Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item are as follows:

2007: $15,900

2006: $15,000

(c) Tax Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

2007: $8,500

2006: $8,500

(d) All Other Fees: the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

2007: n/a

2006: n/a

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

ANNEX A

AUDIT COMMITTEE PRE-APPROVAL POLICY OF

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

AS ADOPTED BY THE AUDIT COMMITTEE

JUNE 2003

Statement of Principles

The Audit Committee (the “Audit Committee”) of the Board of Trustees (the “Board”) of Advent Claymore Convertible Securities and Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors’ independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the “Policy”), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The appendices hereto sometimes are referred to herein as the “Service Pre-Approval Documents”. The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the “Chairman”). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(ii) 100% of services described in each of Items 4 (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed for the last two fiscal years by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant are as follows:

2007: $0

2006: $0

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Randall C. Barnes, Daniel Black, Derek Medina, Ronald Nyberg, Gerald L. Seizert and Michael A. Smart.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Advent Capital Management, LLC (the “Advisor”). The Advisor’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) F. Barry Nelson is primarily responsible for the day-to-day management of the registrant’s portfolio. The following provides information regarding the portfolio managers as of October 31, 2007:

Name	Since	Professional Experience
F. Barry Nelson	2003 (Inception)	Portfolio Manager at Advent Capital Management, LLC for more than five years.

(a) (2) (i-iii) Other accounts managed. Mr. Nelson does not manage any performance based fee accounts. The following summarizes information regarding each of the other accounts managed by Mr. Nelson as of December 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
F. Barry Nelson	1	$786 million	1	$20.7 million	44	$463 million

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Manager has investment objectives and policies that are similar to those of the Registrant, the Portfolio Manager will allocate orders pro-rata among the Registrant and such other accounts, or, if the Portfolio Manager deviates from this policy, the Portfolio Manager will allocate orders such that all accounts (including the Registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure. The salary of the Portfolio Manager is fixed. The bonus of the Portfolio Manager is 100% discretionary. The bonus is determined by senior management at Advent Capital Management, LLC.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by F. Barry Nelson as of October 31, 2007:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
F. Barry Nelson	$100,001-$500,000

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certification of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities and Income Fund

By:	/s/ Tracy V. Maitland
Name:	Tracy V. Maitland
Title:	President and Chief Executive Officer
Date:	January 07, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Tracy V. Maitland
Name:	Tracy V. Maitland
Title:	President and Chief Executive Officer
Date:	January 07, 2008

By:	/s/ Robert White
Name:	Robert White
Title:	Treasurer and Chief Financial Officer
Date:	January 07, 2008